                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ SUZANNE WOOLSEY
-------------------------------------

Suzanne Woolsey

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ JOHN F. TALLMAN, PH.D.
-------------------------------------

John F. Tallman, Ph.D.

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ JOHN SIMON
-------------------------------------

John Simon

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ ROBERT H. ROTH, PH.D.
-------------------------------------

Robert H. Roth, Ph.D.

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ HARRY H. PENNER, JR.
-------------------------------------

Harry H. Penner, Jr.

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ MARK NOVITCH, M.D.
-------------------------------------

Mark Novitch, M.D.

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ JULIAN C. BAKER
-------------------------------------

Julian C. Baker

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ FELIX J. BAKER
-------------------------------------

Felix J. Baker

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ BARRY M. BLOOM, PH.D.
-------------------------------------

Barry M. Bloom, Ph.D.

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ ROBERT N. BUTLER, M.D.
-------------------------------------

Robert N. Butler, M.D.

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ FRANK C. CARLUCCI
-------------------------------------

Frank C. Carlucci

                               POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr. and Stephen R. Davis, each his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-3 relating to the 1,638,000 shares of common stock, par value $.025 per share of Neurogen Corporation issued in connection with the Company's recently completed Private Investment in Public Equity Common Stock Offering, and any and all amendments (including post-effective amendments) to the foregoing registration statement which amendments may make such changes in the registration statement as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and any registration statement of the Neurogen Corporation relating to the common stock filed after the date hereof pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq Stock Market, and/or the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of July, 2000.



/s/ JEFFREY J. COLLINSON
-------------------------------------

Jeffrey J. Collinson